Investment in Associates and Joint Ventures	3 Months Ended
Jan. 31, 2023
Investments accounted for using equity method [abstract]
Investment in Associates and Joint Ventures
NOTE 7:  INVESTMENT IN ASSOCIATES AND JOINT VENTURES
INVESTMENT IN THE CHARLES SCHWAB CORPORATION
The Bank has significant influence over The Charles Schwab Corporation (“Schwab”) and the ability to participate in the financial and operating policy-making decisions of Schwab through a combination of the Bank’s ownership, board representation and the insured deposit account agreement between the Bank and Schwab (the “Schwab IDA Agreement”). As such, the Bank accounts for its investment in Schwab using the equity method. The Bank’s share of Schwab’s earnings available to common shareholders is reported with a one-month
lag. The Bank takes into account changes in the
one-month
lag period that would significantly affect the results.
As at January 31, 2023, the Bank’s reported investment in Schwab was approximately 12.2% (October 31, 2022 – 12.1%), consisting of 9.7% of the outstanding voting common shares and the remainder in non-voting
common shares of Schwab with a fair value of $23 billion (US$17 billion) (October 31, 2022 – $24 billion (US$18 billion)) based on the closing price of US$77.42 (October 31, 2022 – US$79.67) on the New York Stock Exchange.
The Bank and Schwab are party to a stockholder agreement (the “Stockholder Agreement”) under which the Bank has the right to designate two members of Schwab’s Board of Directors and has representation on two Board Committees, subject to the Bank meeting certain conditions. The Bank’s designated directors currently are the Bank’s Group President and Chief Executive Officer and the Bank’s Chair of the Board. Under the Stockholder Agreement, the Bank is not permitted to own more than 9.9% voting common shares of Schwab, and the Bank is subject to customary standstill restrictions and, subject to certain exceptions, transfer restrictions. In addition, the Schwab IDA Agreement has an initial expiration date of July 1, 2031.

Pursuant to the Schwab IDA Agreement, the Bank makes sweep deposit accounts available to clients of Schwab. Starting July 1, 2021, deposits can be reduced at Schwab’s option by up to US$10 billion in a year (subject to certain limitations and adjustments), with a floor of US$50 billion. In addition, Schwab has requested some operational flexibility such that the sweep deposit balances may fluctuate over time, under certain conditions and subject to certain limitations.
The carrying value of the Bank’s investment in Schwab of $8.4 billion as at January 31, 2023 (October 31, 2022 – $8.1 billion) represents the Bank’s share of Schwab’s stockholders’ equity, adjusted for goodwill, other intangibles, and cumulative translation adjustment. The Bank’s share of net income from its investment in Schwab of $285 million during the three months ended January 31, 2023 (three months ended January 31, 2022 – $231 million), reflects net income after adjustments for amortization of certain intangibles net of tax. The following tables represent the gross amount of Schwab’s total assets, liabilities, net revenues, net income available to common stockholders, other comprehensive income (loss), and comprehensive income (loss).
Summarized Financial Information

(millions of Canadian dollars)		As at

	December 31 2022	September 30 2022
Total assets	$746,630	$797,759
Total liabilities	697,094	746,596

(millions of Canadian dollars)	For the three months ended

	December 31 2022	December 31 2021
Total net revenues	$7,465	$5,933
Total net Income available to common stockholders	2,472	1,827
Total other comprehensive income (loss)	721	(2,976)
Total comprehensive income (loss)	3,193	(1,149)